Interest-bearing loans and borrowings - short term	12 Months Ended
Mar. 31, 2024
Disclosure Of Borrowings [Abstract]
Interest-bearing loans and borrowings - short term
23.
Interest-bearing loans and borrowings - short term

	As at March 31,
	2023	2024	2024
	(INR)	(INR)	(USD)
Working capital term loan (secured)	13,541	11,249	135
Acceptances (secured)	24,426	27,680	332
Buyer's / supplier's credit (secured)	—	11,123	133
Term loan from banks and financial institutions (secured)	4,556	1,600	19
Current maturities of long term interest-bearing loans and borrowings (refer Note 18 and Note 2.4)	20,591	29,803	358
Total #	63,114	81,455	977

Working capital term loan (secured)

The term loan from bank carries interest ranging from 6.75% to 10.75% per annum and is repayable with a bullet payment at the end of the tenure i.e. 30 to 365 days. It is secured by first charge by way of hypothecation of the entire movable properties of the respective borrower, including movable plant and machinery, machinery spares, tools and accessories, furniture, fixture and all other movable properties, book debts, operating cash flows, receivables, commission and revenues, all other current assets, intangible assets, goodwill, uncalled up capital except project assets.

Acceptances (secured)

Acceptances represent creditors to whom banks have issued letter of credits. The letter of credits are secured by pari passu charge over all present and future current assets and movable fixed assets of the respective project Company for which such acceptances are taken and the discount rate of acceptances ranges from 6.95% to 11.52% per annum. The maturity period ranges from 3 to 12 months.

Buyer's / supplier's credit (secured)

Buyer's/ Supplier credit carries an interest rate of 3.90% to 6.08% and is secured by first pari passu first charge by way of mortgage of all the present and future immovable properties, hypothecation of movable assets, book debt, operating cash flows, receivables, commissions, revenue of whatsoever nature, all bank accounts and all intangibles assets, assignment of all rights, title, interests, benefits, claims etc. of project documents, PPA, and insurance contracts of the resspective group company. Creation of charge by way of mortgage and assignment is under process.

Term loan from banks and financial institutions (secured)

The loan carries interest at the rate of Axis Bank’s 6 month Marginal Cost of Funds Based Lending Rate ('MCLR') plus 0.28 % per annum and is repayable maximum within 12 months from the date of disbursement through bullet payment. The aforesaid borrowing is secured by first charge by way of mortgage of all present and future right, title and interest in specified bank accounts of the respective group company.

# Certain borrowings included above are guaranteed by RPL on behalf of the Group entities. Further, certain securities held in subsidiary companies are pledged with banks and financial institutions as security for financial facilities obtained by subsidiary companies.